Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
J.P. Morgan Wealth Management Reorganization	29
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 192-197 and pages 198-200, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q20 Change					2020 Change
SELECTED INCOME STATEMENT DATA	4Q20		3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020		2019	2019
Reported Basis
Total net revenue (a)	$29,224		$29,147	$32,980	$28,192	$28,285	—%	3%	$119,543		$115,399	4%
Total noninterest expense (a)	16,048		16,875	16,942	16,791	16,293	(5)	(2)	66,656		65,269	2
Pre-provision profit (b)	13,176		12,272	16,038	11,401	11,992	7	10	52,887		50,130	5
Provision for credit losses	(1,889)		611	10,473	8,285	1,427	NM	NM	17,480		5,585	213
NET INCOME	12,136		9,443	4,687	2,865	8,520	29	42	29,131		36,431	(20)

Managed Basis (c)
Total net revenue (a)	30,161		29,941	33,817	29,010	29,165	1	3	122,929		118,464	4
Total noninterest expense (a)	16,048		16,875	16,942	16,791	16,293	(5)	(2)	66,656		65,269	2
Pre-provision profit (b)	14,113		13,066	16,875	12,219	12,872	8	10	56,273		53,195	6
Provision for credit losses	(1,889)		611	10,473	8,285	1,427	NM	NM	17,480		5,585	213
NET INCOME	12,136		9,443	4,687	2,865	8,520	29	42	29,131		36,431	(20)

EARNINGS PER SHARE DATA
Net income: Basic	$3.80		$2.93	$1.39	$0.79	$2.58	30	47	$8.89		$10.75	(17)
Diluted	3.79		2.92	1.38	0.78	2.57	30	47	8.88		10.72	(17)
Average shares: Basic	3,079.7		3,077.8	3,076.3	3,095.8	3,140.7	—	(2)	3,082.4		3,221.5	(4)
Diluted	3,085.1		3,082.8	3,081.0	3,100.7	3,148.5	—	(2)	3,087.4		3,230.4	(4)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$387,492		$293,451	$286,658	$274,323	$429,913	32	(10)	$387,492		$429,913	(10)
Common shares at period-end	3,049.4		3,048.2	3,047.6	3,047.0	3,084.0	—	(1)	3,049.4		3,084.0	(1)
Book value per share	81.75		79.08	76.91	75.88	75.98	3	8	81.75		75.98	8
Tangible book value per share (“TBVPS”) (b)	66.11		63.93	61.76	60.71	60.98	3	8	66.11		60.98	8
Cash dividends declared per share	0.90		0.90	0.90	0.90	0.90	—	—	3.60		3.40	6

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	19%		15%	7%	4%	14%			12%		15%
Return on tangible common equity (“ROTCE”) (b)	24		19	9	5	17			14		19
Return on assets	1.42		1.14	0.58	0.40	1.22			0.91		1.33

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	13.1%	(f)	13.1%	12.4%	11.5%	12.4%			13.1%	(f)	12.4%
Tier 1 capital ratio	15.0	(f)	15.0	14.3	13.3	14.1			15.0	(f)	14.1
Total capital ratio	17.3	(f)	17.3	16.7	15.5	16.0			17.3	(f)	16.0
Tier 1 leverage ratio	7.0	(f)	7.0	6.9	7.5	7.9			7.0	(f)	7.9
Supplementary leverage ratio (“SLR”)	6.9	(f)	7.0	6.8	6.0	6.3			6.9	(f)	6.3

Effective January 1, 2020, the Firm adopted the Financial Instruments – Credit Losses (“CECL”) accounting guidance, which resulted in a net increase to the allowance for credit losses of $4.3 billion and a decrease to retained earnings of $2.7 billion. Refer to Note 1 – Basis of Presentation on pages 85-86 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(b)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Quarterly ratios are based upon annualized amounts.
(e)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $5.7 billion, $6.4 billion, $6.5 billion and $4.3 billion, respectively. The SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks that became effective in the second quarter of 2020. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.
(f)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q20 Change				2020 Change
	4Q20	3Q20	2Q20		1Q20	4Q19	3Q20	4Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,386,071	$3,246,076	$3,213,616	(f)	$3,139,431	$2,687,379	4%	26%	$3,386,071	$2,687,379	26%
Loans:
Consumer, excluding credit card loans (a)(b)	318,579	322,098	323,198		311,508	317,817	(1)	—	318,579	317,817	—
Credit card loans	144,216	140,377	141,656		154,021	168,924	3	(15)	144,216	168,924	(15)
Wholesale loans (a)(b)	550,058	527,265	544,528		584,081	510,879	4	8	550,058	510,879	8
Total Loans	1,012,853	989,740	1,009,382		1,049,610	997,620	2	2	1,012,853	997,620	2

Deposits:
U.S. offices:
Noninterest-bearing	572,711	540,116	529,729		448,195	395,667	6	45	572,711	395,667	45
Interest-bearing	1,197,032	1,117,149	1,061,093		1,026,603	876,156	7	37	1,197,032	876,156	37
Non-U.S. offices:
Noninterest-bearing	23,435	21,406	22,752		22,192	20,087	9	17	23,435	20,087	17
Interest-bearing	351,079	322,745	317,455		339,019	270,521	9	30	351,079	270,521	30
Total deposits	2,144,257	2,001,416	1,931,029		1,836,009	1,562,431	7	37	2,144,257	1,562,431	37

Long-term debt	281,685	279,175	317,003		299,344	291,498	1	(3)	281,685	291,498	(3)
Common stockholders’ equity	249,291	241,050	234,403		231,199	234,337	3	6	249,291	234,337	6
Total stockholders’ equity	279,354	271,113	264,466		261,262	261,330	3	7	279,354	261,330	7

Loans-to-deposits ratio (b)	47%	49%	52%		57%	64%			47%	64%

Headcount	255,351	256,358	256,710		256,720	256,981	—	(1)	255,351	256,981	(1)

95% CONFIDENCE LEVEL - TOTAL VaR (c)
Average VaR	$96	$90	$130		$59	$37	7	159

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking (e)	$12,728	$12,895	$12,358		$13,287	$13,880	(1)	(8)	$51,268	$55,133	(7)
Corporate & Investment Bank	11,352	11,546	16,383		10,003	9,703	(2)	17	49,284	39,265	26
Commercial Banking	2,463	2,285	2,400		2,165	2,296	8	7	9,313	9,264	1
Asset & Wealth Management	3,867	3,554	3,430		3,389	3,514	9	10	14,240	13,591	5
Corporate	(249)	(339)	(754)		166	(228)	27	(9)	(1,176)	1,211	NM
TOTAL NET REVENUE	$30,161	$29,941	$33,817		$29,010	$29,165	1	3	$122,929	$118,464	4

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,325	$3,871	$(176)		$197	$4,200	12	3	$8,217	$16,541	(50)
Corporate & Investment Bank	5,349	4,309	5,451		1,985	2,935	24	82	17,094	11,954	43
Commercial Banking	2,034	1,086	(681)		139	945	87	115	2,578	3,958	(35)
Asset & Wealth Management	786	876	661		669	801	(10)	(2)	2,992	2,867	4
Corporate	(358)	(699)	(568)		(125)	(361)	49	1	(1,750)	1,111	NM
NET INCOME	$12,136	$9,443	$4,687		$2,865	$8,520	29	42	$29,131	$36,431	(20)

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)In conjunction with the adoption of CECL on January 1, 2020, the Firm reclassified risk-rated business banking and auto dealer loans held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior-period amounts have been revised to conform with the current presentation.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average Total VaR for the three months ended December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 would have been different by $27 million, $11 million, $(8) million and $6 million, respectively.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(f)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change					2020 Change
REVENUE	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019		2019
Investment banking fees	$2,583	$2,187	$2,850	$1,866	$1,843	18%	40%	$9,486	$7,501		26%
Principal transactions	3,321	4,142	7,621	2,937	2,779	(20)	20	18,021	14,018		29
Lending- and deposit-related fees (a)	1,727	1,647	1,431	1,706	1,772	5	(3)	6,511	6,626		(2)
Asset management, administration and commissions (a)	4,901	4,470	4,266	4,540	4,301	10	14	18,177	16,908		8
Investment securities gains	70	473	26	233	123	(85)	(43)	802	258		211
Mortgage fees and related income	767	1,087	917	320	474	(29)	62	3,091	2,036		52
Card income (b)	1,297	1,169	974	995	1,335	11	(3)	4,435	5,076		(13)
Other income	1,300	959	1,042	1,156	1,492	36	(13)	4,457	5,731		(22)
Noninterest revenue	15,966	16,134	19,127	13,753	14,119	(1)	13	64,980	58,154		12
Interest income	14,550	14,700	16,112	19,161	19,927	(1)	(27)	64,523	84,040		(23)
Interest expense	1,292	1,687	2,259	4,722	5,761	(23)	(78)	9,960	26,795		(63)
Net interest income	13,258	13,013	13,853	14,439	14,166	2	(6)	54,563	57,245		(5)
TOTAL NET REVENUE	29,224	29,147	32,980	28,192	28,285	—	3	119,543	115,399		4

Provision for credit losses	(1,889)	611	10,473	8,285	1,427	NM	NM	17,480	5,585		213

NONINTEREST EXPENSE
Compensation expense	7,954	8,630	9,509	8,895	8,088	(8)	(2)	34,988	34,155		2
Occupancy expense	1,161	1,142	1,080	1,066	1,084	2	7	4,449	4,322		3
Technology, communications and equipment expense	2,606	2,564	2,590	2,578	2,585	2	1	10,338	9,821		5
Professional and outside services	2,259	2,178	1,999	2,028	2,226	4	1	8,464	8,533		(1)
Marketing (b)	725	470	481	800	847	54	(14)	2,476	3,351		(26)
Other expense (c)	1,343	1,891	1,283	1,424	1,463	(29)	(8)	5,941	5,087		17
TOTAL NONINTEREST EXPENSE	16,048	16,875	16,942	16,791	16,293	(5)	(2)	66,656	65,269		2
Income before income tax expense	15,065	11,661	5,565	3,116	10,565	29	43	35,407	44,545		(21)
Income tax expense	2,929	2,218	878	251	2,045	32	43	6,276	8,114	(f)	(23)
NET INCOME	$12,136	$9,443	$4,687	$2,865	$8,520	29	42	$29,131	$36,431		(20)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.80	$2.93	$1.39	$0.79	$2.58	30	47	$8.89	$10.75		(17)
Diluted earnings per share	3.79	2.92	1.38	0.78	2.57	30	47	8.88	10.72		(17)

FINANCIAL RATIOS
Return on common equity (d)	19%	15%	7%	4%	14%			12%	15%
Return on tangible common equity (d)(e)	24	19	9	5	17			14	19
Return on assets (d)	1.42	1.14	0.58	0.40	1.22			0.91	1.33
Effective income tax rate	19.4	19.0	15.8	8.1	19.4			17.7	18.2	(f)
Overhead ratio	55	58	51	60	58			56	57

(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included Firmwide legal expense/(benefit) of $276 million, $524 million, $118 million, $197 million and $241 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively, and $1.1 billion and $239 million for the full year 2020 and 2019 respectively.
(d)Quarterly ratios are based upon annualized amounts.
(e)Refer to page 28 for further discussion of ROTCE.
(f)The full year 2019 included income tax benefits of $1.1 billion due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Dec 31, 2020
							Change
	Dec 31,	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2020	2020	2020		2020	2019	2020	2019
ASSETS
Cash and due from banks	$24,874	$20,816	$20,544		$24,001	$21,704	19%	15%
Deposits with banks	502,735	466,706	473,185		343,533	241,927	8	108
Federal funds sold and securities purchased under
resale agreements	296,284	319,849	256,980		248,580	249,157	(7)	19
Securities borrowed	160,635	142,441	142,704		139,839	139,758	13	15
Trading assets:
Debt and equity instruments (a)	423,496	429,196	416,870		429,275	319,921	(1)	32
Derivative receivables	79,630	76,626	74,846		81,648	49,766	4	60
Available-for-sale (“AFS”) securities	388,178	389,583	485,883		399,944	350,699	—	11
Held-to-maturity (”HTM”) securities, net of allowance for credit losses (b)	201,821	141,553	72,908		71,200	47,540	43	325
Investment securities, net of allowance for credit losses (b)	589,999	531,136	558,791		471,144	398,239	11	48
Loans (a)	1,012,853	989,740	1,009,382		1,049,610	997,620	2	2
Less: Allowance for loan losses	28,328	30,814	31,591	(c)	23,244	13,123	(8)	116
Loans, net of allowance for loan losses	984,525	958,926	977,791		1,026,366	984,497	3	—
Accrued interest and accounts receivable	90,503	76,945	72,260		122,064	72,861	18	24
Premises and equipment	27,109	26,672	26,301		25,882	25,813	2	5
Goodwill, MSRs and other intangible assets	53,428	51,594	51,669		51,867	53,341	4	—
Other assets (a)	152,853	145,169	141,675		175,232	130,395	5	17
TOTAL ASSETS	$3,386,071	$3,246,076	$3,213,616		$3,139,431	$2,687,379	4	26

LIABILITIES
Deposits	$2,144,257	$2,001,416	$1,931,029		$1,836,009	$1,562,431	7	37
Federal funds purchased and securities loaned or sold
under repurchase agreements	215,209	236,440	235,647		233,207	183,675	(9)	17
Short-term borrowings	45,208	41,992	48,014		51,909	40,920	8	10
Trading liabilities:
Debt and equity instruments	99,558	104,835	107,735		119,109	75,569	(5)	32
Derivative payables	70,623	57,658	57,477		65,087	43,708	22	62
Accounts payable and other liabilities	232,599	234,256	231,417	(c)	253,874	210,407	(1)	11
Beneficial interests issued by consolidated VIEs	17,578	19,191	20,828		19,630	17,841	(8)	(1)
Long-term debt	281,685	279,175	317,003		299,344	291,498	1	(3)
TOTAL LIABILITIES	3,106,717	2,974,963	2,949,150		2,878,169	2,426,049	4	28

STOCKHOLDERS’ EQUITY
Preferred stock	30,063	30,063	30,063		30,063	26,993	—	11
Common stock	4,105	4,105	4,105		4,105	4,105	—	—
Additional paid-in capital	88,394	88,289	88,125		87,857	88,522	—	—
Retained earnings	236,990	228,014	221,732		220,226	223,211	4	6
Accumulated other comprehensive income/(loss)	7,986	8,940	8,789		7,418	1,569	(11)	409
Shares held in RSU Trust, at cost	—	(11)	(11)		(21)	(21)	NM	NM
Treasury stock, at cost	(88,184)	(88,287)	(88,337)		(88,386)	(83,049)	—	(6)
TOTAL STOCKHOLDERS’ EQUITY	279,354	271,113	264,466		261,262	261,330	3	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,386,071	$3,246,076	$3,213,616		$3,139,431	$2,687,379	4	26

(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the allowance for credit losses on HTM securities was $78 million, $120 million, $23 million and $19 million, respectively.
(c)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
AVERAGE BALANCES	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
ASSETS
Deposits with banks	$507,194	$509,979	$477,895	$279,748	$272,648	(1)%	86%	$444,058	$280,004	59%
Federal funds sold and securities purchased under resale agreements	327,504	277,899	244,306	253,403	248,170	18	32	275,926	275,429	—
Securities borrowed	149,146	147,184	141,328	136,127	135,374	1	10	143,472	131,291	9
Trading assets - debt instruments (a)	319,585	322,321	345,073	304,808	280,487	(1)	14	322,936	294,958	9
Investment securities	568,354	548,544	500,254	421,529	394,002	4	44	509,937	319,875	59
Loans (a)	996,367	991,241	1,029,513	1,001,504	987,606	1	1	1,004,597	989,943	1
All other interest-earning assets (a)(b)	87,496	77,806	81,320	68,430	59,257	12	48	78,784	53,779	46
Total interest-earning assets	2,955,646	2,874,974	2,819,689	2,465,549	2,377,544	3	24	2,779,710	2,345,279	19
Trading assets - equity and other instruments	138,477	119,905	99,115	114,479	114,112	15	21	118,055	114,323	3
Trading assets - derivative receivables	79,300	81,300	79,298	66,309	52,860	(2)	50	76,572	53,786	42
All other noninterest-earning assets (a)	226,395	213,978	231,166	243,895	232,754	6	(3)	228,811	228,453	—
TOTAL ASSETS	$3,399,818	$3,290,157	$3,229,268	$2,890,232	$2,777,270	3	22	$3,203,148	$2,741,841	17
LIABILITIES
Interest-bearing deposits	$1,529,066	$1,434,034	$1,375,213	$1,216,555	$1,154,716	7	32	$1,389,224	$1,115,848	24
Federal funds purchased and securities loaned or
sold under repurchase agreements	247,276	253,779	276,815	243,922	235,481	(3)	5	255,421	227,994	12
Short-term borrowings (c)	36,183	36,697	45,297	37,288	39,936	(1)	(9)	38,853	52,426	(26)
Trading liabilities - debt and other interest-bearing liabilities (d)	213,989	206,643	207,322	192,950	170,049	4	26	205,255	182,105	13
Beneficial interests issued by consolidated VIEs	18,647	19,838	20,331	18,048	19,390	(6)	(4)	19,216	22,501	(15)
Long-term debt	237,144	267,175	269,336	243,996	248,521	(11)	(5)	254,400	247,968	3
Total interest-bearing liabilities	2,282,305	2,218,166	2,194,314	1,952,759	1,868,093	3	22	2,162,369	1,848,842	17
Noninterest-bearing deposits	582,517	551,565	515,304	419,631	413,582	6	41	517,527	407,219	27
Trading liabilities - equity and other instruments	33,732	32,256	33,797	30,721	28,197	5	20	32,628	31,085	5
Trading liabilities - derivative payables	63,551	64,599	63,178	54,990	44,361	(2)	43	61,593	42,560	45
All other noninterest-bearing liabilities	165,978	156,711	158,204	168,195	162,490	6	2	162,267	151,717	7
TOTAL LIABILITIES	3,128,083	3,023,297	2,964,797	2,626,296	2,516,723	3	24	2,936,384	2,481,423	18
Preferred stock	30,063	30,063	30,063	29,406	27,669	—	9	29,899	27,511	9
Common stockholders’ equity	241,672	236,797	234,408	234,530	232,878	2	4	236,865	232,907	2
TOTAL STOCKHOLDERS’ EQUITY	271,735	266,860	264,471	263,936	260,547	2	4	266,764	260,418	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,399,818	$3,290,157	$3,229,268	$2,890,232	$2,777,270	3	22	$3,203,148	$2,741,841	17

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	0.03%	0.05%	0.06%	0.82%	1.00%			0.17%	1.39%
Federal funds sold and securities purchased under resale agreements	0.41	0.57	0.99	1.74	2.05			0.88	2.23
Securities borrowed (f)	(0.40)	(0.35)	(0.50)	0.45	0.81			(0.21)	1.20
Trading assets - debt instruments (a)	2.32	2.29	2.42	2.74	2.87			2.44	3.12
Investment securities	1.39	1.58	2.03	2.48	2.65			1.82	3.01
Loans (a)	4.14	4.11	4.27	4.96	5.07			4.37	5.25
All other interest-earning assets (a)(b)	0.89	0.94	0.99	2.60	3.49			1.30	3.99
Total interest-earning assets	1.97	2.05	2.31	3.14	3.35			2.34	3.61

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.05	0.07	0.10	0.52	0.67			0.17	0.80
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.06	0.17	0.19	1.30	1.77			0.41	2.03
Short-term borrowings (c)	0.40	0.65	1.11	1.63	1.97			0.96	2.38
Trading liabilities - debt and other interest-bearing liabilities (d)(f)	(0.15)	(0.10)	(0.08)	0.77	1.04			0.10	1.42
Beneficial interests issued by consolidated VIEs	0.65	0.71	1.15	2.02	2.22			1.12	2.52
Long-term debt	1.82	1.93	2.45	2.88	3.21			2.27	3.55
Total interest-bearing liabilities	0.23	0.30	0.41	0.97	1.22			0.46	1.45

INTEREST RATE SPREAD	1.74%	1.75%	1.90%	2.17%	2.13%			1.88%	2.16%
NET YIELD ON INTEREST-EARNING ASSETS	1.80%	1.82%	1.99%	2.37%	2.38%			1.98%	2.46%
Memo: Net yield on interest-earning assets excluding CIB Markets (g)	2.01%	2.05%	2.27%	3.01%	3.06%			2.30%	3.27%
(a)    In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(c)    Includes commercial paper.
(d)    All other interest-bearing liabilities include brokerage-related customer payables.
(e)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(f)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(g)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
OTHER INCOME
Other income - reported	$1,300	$959	$1,042	$1,156	$1,492	36%	(13)%	$4,457	$5,731	(22)%
Fully taxable-equivalent adjustments (a)	840	690	730	708	757	22	11	2,968	2,534	17
Other income - managed	$2,140	$1,649	$1,772	$1,864	$2,249	30	(5)	$7,425	$8,265	(10)

TOTAL NONINTEREST REVENUE (b)
Total noninterest revenue - reported	$15,966	$16,134	$19,127	$13,753	$14,119	(1)	13	$64,980	$58,154	12
Fully taxable-equivalent adjustments (a)	840	690	730	708	757	22	11	2,968	2,534	17
Total noninterest revenue - managed	$16,806	$16,824	$19,857	$14,461	$14,876	—	13	$67,948	$60,688	12

NET INTEREST INCOME
Net interest income - reported	$13,258	$13,013	$13,853	$14,439	$14,166	2	(6)	$54,563	$57,245	(5)
Fully taxable-equivalent adjustments (a)	97	104	107	110	123	(7)	(21)	418	531	(21)
Net interest income - managed	$13,355	$13,117	$13,960	$14,549	$14,289	2	(7)	$54,981	$57,776	(5)

TOTAL NET REVENUE (b)
Total net revenue - reported	$29,224	$29,147	$32,980	$28,192	$28,285	—	3	$119,543	$115,399	4
Fully taxable-equivalent adjustments (a)	937	794	837	818	880	18	6	3,386	3,065	10
Total net revenue - managed	$30,161	$29,941	$33,817	$29,010	$29,165	1	3	$122,929	$118,464	4

PRE-PROVISION PROFIT
Pre-provision profit - reported	$13,176	$12,272	$16,038	$11,401	$11,992	7	10	$52,887	$50,130	5
Fully taxable-equivalent adjustments (a)	937	794	837	818	880	18	6	3,386	3,065	10
Pre-provision profit - managed	$14,113	$13,066	$16,875	$12,219	$12,872	8	10	$56,273	$53,195	6

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$15,065	$11,661	$5,565	$3,116	$10,565	29	43	$35,407	$44,545	(21)
Fully taxable-equivalent adjustments (a)	937	794	837	818	880	18	6	3,386	3,065	10
Income before income tax expense - managed	$16,002	$12,455	$6,402	$3,934	$11,445	28	40	$38,793	$47,610	(19)

INCOME TAX EXPENSE
Income tax expense - reported	$2,929	$2,218	$878	$251	$2,045	32	43	$6,276	$8,114	(23)
Fully taxable-equivalent adjustments (a)	937	794	837	818	880	18	6	3,386	3,065	10
Income tax expense - managed	$3,866	$3,012	$1,715	$1,069	$2,925	28	32	$9,662	$11,179	(14)

OVERHEAD RATIO
Overhead ratio - reported	55%	58%	51%	60%	58%			56%	57%
Overhead ratio - managed	53	56	50	58	56			54	55

(a)Predominantly recognized in CIB, CB and Corporate.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking (a)	$12,728	$12,895	$12,358	$13,287	$13,880	(1)%	(8)%	$51,268	$55,133	(7)%
Corporate & Investment Bank	11,352	11,546	16,383	10,003	9,703	(2)	17	49,284	39,265	26
Commercial Banking	2,463	2,285	2,400	2,165	2,296	8	7	9,313	9,264	1
Asset & Wealth Management	3,867	3,554	3,430	3,389	3,514	9	10	14,240	13,591	5
Corporate	(249)	(339)	(754)	166	(228)	27	(9)	(1,176)	1,211	NM
TOTAL NET REVENUE	$30,161	$29,941	$33,817	$29,010	$29,165	1	3	$122,929	$118,464	4

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking (a)	$7,042	$6,912	$6,767	$7,269	$7,116	2	(1)	$27,990	$28,276	(1)
Corporate & Investment Bank	4,939	5,832	6,812	5,955	5,451	(15)	(9)	23,538	22,444	5
Commercial Banking	950	969	893	986	941	(2)	1	3,798	3,735	2
Asset & Wealth Management	2,756	2,443	2,323	2,435	2,442	13	13	9,957	9,747	2
Corporate	361	719	147	146	343	(50)	5	1,373	1,067	29
TOTAL NONINTEREST EXPENSE	$16,048	$16,875	$16,942	$16,791	$16,293	(5)	(2)	$66,656	$65,269	2

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,686	$5,983	$5,591	$6,018	$6,764	(5)	(16)	$23,278	$26,857	(13)
Corporate & Investment Bank	6,413	5,714	9,571	4,048	4,252	12	51	25,746	16,821	53
Commercial Banking	1,513	1,316	1,507	1,179	1,355	15	12	5,515	5,529	—
Asset & Wealth Management	1,111	1,111	1,107	954	1,072	—	4	4,283	3,844	11
Corporate	(610)	(1,058)	(901)	20	(571)	42	(7)	(2,549)	144	NM
PRE-PROVISION PROFIT	$14,113	$13,066	$16,875	$12,219	$12,872	8	10	$56,273	$53,195	6

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$(83)	$795	$5,828	$5,772	$1,207	NM	NM	$12,312	$4,954	149
Corporate & Investment Bank	(581)	(81)	1,987	1,401	98	NM	NM	2,726	277	NM
Commercial Banking	(1,181)	(147)	2,431	1,010	110	NM	NM	2,113	296	NM
Asset & Wealth Management	(2)	(52)	223	94	13	96	NM	263	59	346
Corporate	(42)	96	4	8	(1)	NM	NM	66	(1)	NM
PROVISION FOR CREDIT LOSSES	$(1,889)	$611	$10,473	$8,285	$1,427	NM	NM	$17,480	$5,585	213

NET INCOME/(LOSS)
Consumer & Community Banking	$4,325	$3,871	$(176)	$197	$4,200	12	3	$8,217	$16,541	(50)
Corporate & Investment Bank	5,349	4,309	5,451	1,985	2,935	24	82	17,094	11,954	43
Commercial Banking	2,034	1,086	(681)	139	945	87	115	2,578	3,958	(35)
Asset & Wealth Management	786	876	661	669	801	(10)	(2)	2,992	2,867	4
Corporate	(358)	(699)	(568)	(125)	(361)	49	1	(1,750)	1,111	NM
TOTAL NET INCOME	$12,136	$9,443	$4,687	$2,865	$8,520	29	42	$29,131	$36,431	(20)

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2020
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2020 Change
	2020		2020	2020	2020	2019	2020	2019	2020	2019	2019
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$205,066	(e)	$197,719	$190,867	$183,591	$187,753	4%	9%
Tier 1 capital	234,835	(e)	227,486	220,674	213,406	214,432	3	10
Total capital	269,933	(e)	262,397	256,667	247,541	242,589	3	11
Risk-weighted assets	1,562,381	(e)	1,514,509	1,541,365	1,598,828	1,515,869	3	3
CET1 capital ratio	13.1%	(e)	13.1%	12.4%	11.5%	12.4%
Tier 1 capital ratio	15.0	(e)	15.0	14.3	13.3	14.1
Total capital ratio	17.3	(e)	17.3	16.7	15.5	16.0

Advanced
CET1 capital	$205,066	(e)	$197,719	$190,867	$183,591	$187,753	4	9
Tier 1 capital	234,835	(e)	227,486	220,674	213,406	214,432	3	10
Total capital	257,222	(e)	249,947	244,112	234,434	232,112	3	11
Risk-weighted assets	1,485,654	(e)	1,429,334	1,450,587	1,489,134	1,397,878	4	6
CET1 capital ratio	13.8%	(e)	13.8%	13.2%	12.3%	13.4%
Tier 1 capital ratio	15.8	(e)	15.9	15.2	14.3	15.3
Total capital ratio	17.3	(e)	17.5	16.8	15.7	16.6

Leverage-based capital metrics
Adjusted average assets (b)	$3,353,310	(e)	$3,243,290	$3,176,729	$2,842,244	$2,730,239	3	23
Tier 1 leverage ratio	7.0%	(e)	7.0%	6.9%	7.5%	7.9%

Total leverage exposure	3,396,447	(e)	3,247,392	3,228,424	3,535,822	3,423,431	5	(1)
SLR	6.9%	(e)	7.0%	6.8%	6.0%	6.3%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$249,291		$241,050	$234,403	$231,199	$234,337	3	6
Less: Goodwill	49,248		47,819	47,811	47,800	47,823	3	3
Less: Other intangible assets	904		759	778	800	819	19	10
Add: Certain deferred tax liabilities (d)	2,453		2,405	2,397	2,389	2,381	2	3
Total tangible common equity	$201,592		$194,877	$188,211	$184,988	$188,076	3	7

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$241,672		$236,797	$234,408	$234,530	$232,878	2	4	$236,865	$232,907	2%
Less: Goodwill	47,842		47,820	47,805	47,812	47,819	—	—	47,820	47,620	—
Less: Other intangible assets	752		769	791	812	831	(2)	(10)	781	789	(1)
Add: Certain deferred tax liabilities (d)	2,416		2,401	2,393	2,385	2,375	1	2	2,399	2,328	3
Total tangible common equity	$195,494		$190,609	$188,205	$188,291	$186,603	3	5	$190,663	$186,826	2

INTANGIBLE ASSETS (period-end)
Goodwill	$49,248		$47,819	$47,811	$47,800	$47,823	3	3
Mortgage servicing rights	3,276		3,016	3,080	3,267	4,699	9	(30)
Other intangible assets	904		759	778	800	819	19	10
Total intangible assets	$53,428		$51,594	$51,669	$51,867	$53,341	4	—

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $5.7 billion, $6.4 billion, $6.5 billion and $4.3 billion, respectively. The SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks that became effective in the second quarter of 2020. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
EARNINGS PER SHARE
Basic earnings per share
Net income	$12,136	$9,443	$4,687	$2,865	$8,520	29%	42%	$29,131	$36,431	(20)%
Less: Preferred stock dividends	380	381	401	421	386	—	(2)	1,583	1,587	—
Net income applicable to common equity	11,756	9,062	4,286	2,444	8,134	30	45	27,548	34,844	(21)
Less: Dividends and undistributed earnings allocated to
participating securities	57	47	21	13	44	21	30	138	202	(32)
Net income applicable to common stockholders	$11,699	$9,015	$4,265	$2,431	$8,090	30	45	$27,410	$34,642	(21)

Total weighted-average basic shares outstanding	3,079.7	3,077.8	3,076.3	3,095.8	3,140.7	—	(2)	3,082.4	3,221.5	(4)
Net income per share	$3.80	$2.93	$1.39	$0.79	$2.58	30	47	$8.89	$10.75	(17)

Diluted earnings per share
Net income applicable to common stockholders	$11,699	$9,015	$4,265	$2,431	$8,090	30	45	$27,410	$34,642	(21)
Total weighted-average basic shares outstanding	3,079.7	3,077.8	3,076.3	3,095.8	3,140.7	—	(2)	3,082.4	3,221.5	(4)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	5.4	5.0	4.7	4.9	7.8	8	(31)	5.0	8.9	(44)
Total weighted-average diluted shares outstanding	3,085.1	3,082.8	3,081.0	3,100.7	3,148.5	—	(2)	3,087.4	3,230.4	(4)
Net income per share	$3.79	$2.92	$1.38	$0.78	$2.57	30	47	$8.88	$10.72	(17)

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.90	$0.90	$0.90	—	—	$3.60	$3.40	6
Dividend payout ratio	24%	31%	65%	114%	35%			40%	31%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	—	—	—	50.0	54.0	—	NM	50.0	213.0	(77)
Average price paid per share of common stock	$—	$—	$—	$127.92	$127.24	—	NM	$127.92	$113.26	13
Aggregate repurchases of common stock	—	—	—	6,397	6,871	—	NM	6,397	24,121	(73)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.5	0.6	0.8	13.0	1.5	150	—	15.9	21.2	(25)
Net impact of employee issuances on stockholders’ equity (b)	$217	$263	$325	$398	$132	(17)	64	$1,203	$970	24

(a)On March 15, 2020, in response to the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common stock. Subsequently, the Federal Reserve directed all large banks, including the Firm, to discontinue net share repurchases through the end of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021, subject to certain restrictions. As a result, the Firm announced that its Board of Directors authorized a new common share repurchase program of $30 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$806	$771	$617	$972	$1,032	5%	(22)%	$3,166	$3,938	(20)%
Asset management, administration and commissions (a)	735	703	634	708	711	5	3	2,780	2,808	(1)
Mortgage fees and related income	766	1,076	917	320	474	(29)	62	3,079	2,035	51
Card income (b)	923	826	667	652	905	12	2	3,068	3,412	(10)
All other income	1,328	1,487	1,387	1,445	1,469	(11)	(10)	5,647	5,603	1
Noninterest revenue	4,558	4,863	4,222	4,097	4,591	(6)	(1)	17,740	17,796	—
Net interest income	8,170	8,032	8,136	9,190	9,289	2	(12)	33,528	37,337	(10)
TOTAL NET REVENUE	12,728	12,895	12,358	13,287	13,880	(1)	(8)	51,268	55,133	(7)

Provision for credit losses	(83)	795	5,828	5,772	1,207	NM	NM	12,312	4,954	149

NONINTEREST EXPENSE
Compensation expense	2,734	2,804	2,694	2,782	2,668	(2)	2	11,014	10,815	2
Noncompensation expense (b)(c)	4,308	4,108	4,073	4,487	4,448	5	(3)	16,976	17,461	(3)
TOTAL NONINTEREST EXPENSE	7,042	6,912	6,767	7,269	7,116	2	(1)	27,990	28,276	(1)

Income/(loss) before income tax expense/(benefit)	5,769	5,188	(237)	246	5,557	11	4	10,966	21,903	(50)
Income tax expense/(benefit)	1,444	1,317	(61)	49	1,357	10	6	2,749	5,362	(49)
NET INCOME/(LOSS)	$4,325	$3,871	$(176)	$197	$4,200	12	3	$8,217	$16,541	(50)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,744	$5,697	$5,248	$6,266	$6,668	1	(14)	$22,955	$27,376	(16)
Home Lending	1,456	1,714	1,687	1,161	1,250	(15)	16	6,018	5,179	16
Card & Auto (b)	5,528	5,484	5,423	5,860	5,962	1	(7)	22,295	22,578	(1)

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	803	765	742	319	327	5	146	2,629	1,618	62
Net mortgage servicing revenue (d)	(37)	311	175	1	147	NM	NM	450	417	8
Mortgage fees and related income	$766	$1,076	$917	$320	$474	(29)	62	$3,079	$2,035	51

FINANCIAL RATIOS
ROE	32%	29%	(2)%	1%	31%			15%	31%
Overhead ratio	55	54	55	55	51			55	51

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included depreciation expense on leased assets of $975 million and $1.0 billion for the three months ended December 31, 2020 and September 30, 2020, and $1.1 billion for the three months ended June 30, 2020, March 31, 2020 and December 31, 2019, respectively, and $4.2 billion and $4.0 billion for the full year 2020 and 2019, respectively.
(d)Included MSR risk management results of $(152) million, $145 million, $79 million, $(90) million and $35 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively, and $(18) million and $(165) million for the full year 2020 and 2019, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS										FULL YEAR
									4Q20 Change					2020 Change
	4Q20		3Q20		2Q20		1Q20	4Q19	3Q20	4Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$496,654		$487,012		$498,607		$513,301	$541,316	2%	(8)%	$496,654		$541,316	(8)%

Loans:
Consumer & Business Banking	48,810	(d)	49,646	(d)	49,305	(d)	30,004	29,585	(2)	65	48,810	(d)	29,585	65
Home Lending (a)(b)	182,121		188,561		195,664		205,318	213,445	(3)	(15)	182,121		213,445	(15)
Card	144,216		140,377		141,656		154,021	168,924	3	(15)	144,216		168,924	(15)
Auto	66,432		62,304		59,287		61,468	61,522	7	8	66,432		61,522	8
Total loans	441,579		440,888		445,912		450,811	473,476	—	(7)	441,579		473,476	(7)

Deposits	958,706		909,198		885,535		783,398	723,418	5	33	958,706		723,418	33
Equity	52,000		52,000		52,000		52,000	52,000	—	—	52,000		52,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$486,221		$490,043		$504,520		$525,644	$534,596	(1)	(9)	$501,533		$543,076	(8)

Loans:
Consumer & Business Banking	49,506		49,596		43,442		29,570	29,192	—	70	43,064		28,859	49
Home Lending (a)(c)	185,733		192,172		199,532		211,333	216,921	(3)	(14)	197,148		230,662	(15)
Card	141,236		140,386		142,377		162,660	162,112	1	(13)	146,633		156,325	(6)
Auto	64,342		60,345		60,306		60,893	61,100	7	5	61,476		61,862	(1)
Total loans	440,817		442,499		445,657		464,456	469,325	—	(6)	448,321		477,708	(6)

Deposits	928,518		895,535		840,467		739,709	712,829	4	30	851,390		698,378	22
Equity	52,000		52,000		52,000		52,000	52,000	—	—	52,000		52,000	—

Headcount	122,894		122,905		123,765		124,609	125,756	—	(2)	122,894		125,756	(2)

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(b)At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, Home Lending loans held-for-sale and loans at fair value were $9.7 billion, $10.0 billion, $8.6 billion, $10.8 billion, and $16.6 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $10.7 billion, $9.2 billion, $8.7 billion, $15.8 billion, and $19.1 billion for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively, and were $11.1 billion and $14.1 billion for the full year 2020 and 2019, respectively.
(d)At December 31, 2020, September 30, 2020 and June 30, 2020, included $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS										FULL YEAR
									4Q20 Change					2020 Change
	4Q20		3Q20		2Q20		1Q20	4Q19	3Q20	4Q19	2020		2019	2019
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$5,675	(f)	$5,162	(f)(i)	$4,429	(f)	$4,022	$3,027	10%	87%	$5,675	(f)	$3,027	87%
Net charge-offs/(recoveries)
Consumer & Business Banking	75		54		60		74	93	39	(19)	263		298	(12)
Home Lending	(50)		8		(5)		(122)	(23)	NM	(117)	(169)		(98)	(72)
Card	767		1,028		1,178		1,313	1,231	(25)	(38)	4,286		4,848	(12)
Auto	25		5		45		48	57	400	(56)	123		206	(40)
Total net charge-offs/(recoveries)	$817		$1,095		$1,278		$1,313	$1,358	(25)	(40)	$4,503		$5,254	(14)
Net charge-off/(recovery) rate
Consumer & Business Banking	0.60%	(g)	0.43%	(g)	0.56%	(g)	1.01%	1.26%			0.61%	(g)	1.03%
Home Lending	(0.11)		0.02		(0.01)		(0.25)	(0.05)			(0.09)		(0.05)
Card	2.17		2.92		3.33		3.25	3.01			2.93		3.10
Auto	0.15		0.03		0.30		0.32	0.37			0.20		0.33
Total net charge-off/(recovery) rate	0.76		1.01		1.18		1.18	1.20			1.03		1.13

30+ day delinquency rate
Home Lending (d)(e)	1.15%	(h)	1.62%	(h)	1.30%	(h)	1.48%	1.58%			1.15%	(h)	1.58%
Card	1.68	(h)	1.57	(h)	1.71	(h)	1.96	1.87			1.68	(h)	1.87
Auto	0.69	(h)	0.54	(h)	0.54	(h)	0.89	0.94			0.69	(h)	0.94

90+ day delinquency rate - Card	0.92	(h)	0.69	(h)	0.93	(h)	1.02	0.95			0.92	(h)	0.95

Allowance for loan losses
Consumer & Business Banking	$1,372		$1,372		$1,372		$884	$750	—	83	$1,372		$750	83
Home Lending	1,813		2,685		2,957		2,137	1,890	(32)	(4)	1,813		1,890	(4)
Card	17,800		17,800		17,800		14,950	5,683	—	213	17,800		5,683	213
Auto	1,042		1,044		1,044		732	465	—	124	1,042		465	124
Total allowance for loan losses	$22,027		$22,901		$23,173		$18,703	$8,788	(4)	151	$22,027		$8,788	151

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, nonaccrual loans included $1.6 billion, $1.5 billion, $1.3 billion and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.
(b)At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $558 million, $851 million, $561 million, $616 million and $963 million, respectively. These amounts have been excluded based upon the government guarantee. Prior-period amounts of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded from nonaccrual loans have been revised to conform with the current presentation, refer to footnote (c) for additional information.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(d)At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the 30+ day delinquency rates included PCD loans. The rates prior to January 1, 2020 have been revised to include the impact of PCI loans.
(e)At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $744 million, $1.1 billion, $826 million, $1.0 billion and $1.7 billion, respectively. These amounts have been excluded based upon the government guarantee. Prior-period amounts of mortgage loans 30 or more days past due and insured by U.S. government agencies excluded from 30+ day delinquency rate have been revised to conform with the current presentation, refer to footnote (c) for additional information.
(f)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent and charged down to the lower of amortized cost or fair value of the underlying collateral less costs to sell.
(g)At December 31, 2020, September 30, 2020 and June 30, 2020, included $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information on the PPP.
(h)At December 31, 2020, September 30, 2020 and June 30, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $9.1 billion, $10.2 billion and $18.2 billion in Home Lending, respectively; (2) $264 million, $368 million and $4.4 billion in Card, respectively; and (3) $376 million, $411 million and $12.3 billion in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(i)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS														FULL YEAR
													4Q20 Change							2020 Change
	4Q20		3Q20			2Q20			1Q20		4Q19		3Q20	4Q19	2020			2019		2019
BUSINESS METRICS
Number of:
Branches	4,908		4,960			4,923			4,967		4,976		(1)%	(1)%	4,908			4,976		(1)%
Active digital customers (in thousands) (a)	55,274		54,779			54,505			53,833		52,453		1	5	55,274			52,453		5
Active mobile customers (in thousands) (b)	40,899		40,164			39,044			38,256		37,315		2	10	40,899			37,315		10

Debit and credit card sales volume (in billions)	$299.4		$278.2			$237.6			$266.0		$295.6		8	1	$1,081.2			$1,114.4		(3)

Consumer & Business Banking
Average deposits	$907,884		$874,325			$821,624			$724,970		$696,572		4	30	$832,523			$683,707		22
Deposit margin	1.41%		1.43%			1.52%			2.05%		2.27%				1.58%			2.48%
Business banking origination volume	$722		$1,352		(f)	$23,042		(f)	$1,491		$1,827		(47)	(60)	$26,607		(f)	$6,598		303
Client investment assets	588,403		529,196			494,390			442,634		501,360		11	17	588,403			501,360		17

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$20.1		$20.7			$18.0			$14.1		$16.4		(3)	23	$72.9			$51.0		43
Correspondent	12.4		8.3			6.2			14.0		16.9		49	(27)	40.9			54.2		(25)
Total mortgage origination volume (c)	$32.5		$29.0			$24.2			$28.1		$33.3		12	(2)	$113.8			$105.2		8
Total loans serviced (period-end)	$626.3		$654.0			$683.7			$737.8		$761.4		(4)	(18)	$626.3			$761.4		(18)
Third-party mortgage loans serviced (period-end)	447.3		454.8			482.4			505.0		520.8		(2)	(14)	447.3			520.8		(14)
MSR carrying value (period-end)	3.3		3.0			3.1			3.3		4.7		10	(30)	3.3			4.7		(30)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.74%		0.66%			0.64%			0.65%		0.90%				0.74%			0.90%
MSR revenue multiple (d)	2.64	x	2.28	x		2.29	x		2.10	x	2.73	x			2.55	x		2.65	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$197.0		$178.1			$148.5			$179.1		$204.2		11	(4)	702.7			762.8		(8)
Net revenue rate (e)	11.22%		10.96%			11.02%			10.54%		10.65%				10.92%			10.48%

Auto
Loan and lease origination volume (in billions)	$11.0		$11.4			$7.7			$8.3		$8.5		(4)	29	$38.4			$34.0		13
Average auto operating lease assets	20,810		21,684			22,579			23,081		22,427		(4)	(7)	22,034			21,589		2

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.
(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Firmwide mortgage origination volume was $37.0 billion, $36.2 billion, $28.3 billion, $31.9 billion and $37.4 billion for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively, and $133.4 billion and $115.9 billion for the full year 2020 and 2019, respectively.
(d)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(e)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(f)Included $396 million and $21.5 billion of origination volume under the PPP for the three months ended September 30, 2020 and June 30, 2020, respectively, and $21.9 billion for the full year 2020. Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Investment banking fees	$2,558	$2,165	$2,847	$1,907	$1,904	18%	34%	$9,477	$7,575	25%
Principal transactions	2,982	3,990	7,400	3,188	2,932	(25)	2	17,560	14,399	22
Lending- and deposit-related fees (a)	574	546	500	450	462	5	24	2,070	1,668	24
Asset management, administration and commissions (a)	1,226	1,086	1,148	1,261	1,059	13	16	4,721	4,400	7
All other income	462	331	409	90	678	40	(32)	1,292	2,018	(36)
Noninterest revenue	7,802	8,118	12,304	6,896	7,035	(4)	11	35,120	30,060	17
Net interest income	3,550	3,428	4,079	3,107	2,668	4	33	14,164	9,205	54
TOTAL NET REVENUE (b)	11,352	11,546	16,383	10,003	9,703	(2)	17	49,284	39,265	26

Provision for credit losses	(581)	(81)	1,987	1,401	98	NM	NM	2,726	277	NM

NONINTEREST EXPENSE
Compensation expense	1,958	2,651	3,997	3,006	2,377	(26)	(18)	11,612	11,180	4
Noncompensation expense	2,981	3,181	2,815	2,949	3,074	(6)	(3)	11,926	11,264	6
TOTAL NONINTEREST EXPENSE	4,939	5,832	6,812	5,955	5,451	(15)	(9)	23,538	22,444	5

Income before income tax expense	6,994	5,795	7,584	2,647	4,154	21	68	23,020	16,544	39
Income tax expense	1,645	1,486	2,133	662	1,219	11	35	5,926	4,590	29
NET INCOME	$5,349	$4,309	$5,451	$1,985	$2,935	24	82	$17,094	$11,954	43

FINANCIAL RATIOS
ROE	26%	21%	27%	9%	14%			20%	14%
Overhead ratio	44	51	42	60	56			48	57
Compensation expense as percentage of total net revenue	17	23	24	30	24			24	28

REVENUE BY BUSINESS
Investment Banking	$2,497	$2,087	$3,401	$886	$1,823	20	37	$8,871	$7,215	23
Wholesale Payments	1,427	1,332	1,387	1,414	1,489	7	(4)	5,560	5,842	(5)
Lending	193	333	270	350	250	(42)	(23)	1,146	1,021	12
Total Banking	4,117	3,752	5,058	2,650	3,562	10	16	15,577	14,078	11
Fixed Income Markets	3,950	4,597	7,338	4,993	3,446	(14)	15	20,878	14,418	45
Equity Markets	1,989	1,999	2,380	2,237	1,508	(1)	32	8,605	6,494	33
Securities Services	1,053	1,029	1,097	1,074	1,061	2	(1)	4,253	4,154	2
Credit Adjustments & Other (c)	243	169	510	(951)	126	44	93	(29)	121	NM
Total Markets & Securities Services	7,235	7,794	11,325	7,353	6,141	(7)	18	33,707	25,187	34
TOTAL NET REVENUE	$11,352	$11,546	$16,383	$10,003	$9,703	(2)	17	$49,284	$39,265	26

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $765 million, $641 million, $686 million, $667 million and $646 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively and $2.8 billion and $2.3 billion for the full year 2020 and 2019, respectively.
(c)Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS								FULL YEAR
							4Q20 Change				2020 Change
	4Q20	3Q20	2Q20		1Q20	4Q19	3Q20	4Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Assets	$1,097,219	$1,089,293	$1,081,162	(g)	$1,217,459	$914,705	1%	20%	$1,097,219	$914,705	20%
Loans:
Loans retained (a)	133,296	126,841	140,770		165,376	121,733	5	9	133,296	121,733	9
Loans held-for-sale and loans at fair value (b)	39,588	33,046	34,017		34,644	34,317	20	15	39,588	34,317	15
Total loans	172,884	159,887	174,787		200,020	156,050	8	11	172,884	156,050	11

Equity	80,000	80,000	80,000		80,000	80,000	—	—	80,000	80,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$1,140,524	$1,100,657	$1,167,807		$1,082,820	$994,152	4	15	1,122,939	$993,508	13
Trading assets - debt and equity instruments (b)	442,443	425,789	421,953		398,504	370,859	4	19	422,237	376,182	12
Trading assets - derivative receivables	77,946	78,339	76,710		55,133	45,153	(1)	73	72,065	48,196	50
Loans:
Loans retained (a)	128,765	131,187	154,038		128,838	119,412	(2)	8	135,676	122,371	11
Loans held-for-sale and loans at fair value (b)	36,228	30,205	33,538		35,211	33,694	20	8	33,792	32,884	3
Total loans	164,993	161,392	187,576		164,049	153,106	2	8	169,468	155,255	9

Equity	80,000	80,000	80,000		80,000	80,000	—	—	80,000	80,000	—

Headcount	61,733	61,830	60,950		60,245	60,013	—	3	61,733	60,013	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$88	$23	$204		$55	$43	283	105	$370	$183	102
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	1,008	1,178	1,195		689	308	(14)	227	1,008	308	227
Nonaccrual loans held-for-sale and loans at fair value (b)(d)	1,662	2,111	1,510		766	644	(21)	158	1,662	644	158
Total nonaccrual loans	2,670	3,289	2,705		1,455	952	(19)	180	2,670	952	180

Derivative receivables	56	140	108		85	30	(60)	87	56	30	87
Assets acquired in loan satisfactions	85	88	35		43	70	(3)	21	85	70	21
Total nonperforming assets	2,811	3,517	2,848		1,583	1,052	(20)	167	2,811	1,052	167
Allowance for credit losses:
Allowance for loan losses	2,366	2,863	3,039	(g)	1,422	1,202	(17)	97	2,366	1,202	97
Allowance for lending-related commitments	1,534	1,706	1,634	(g)	1,468	848	(10)	81	1,534	848	81
Total allowance for credit losses	3,900	4,569	4,673		2,890	2,050	(15)	90	3,900	2,050	90

Net charge-off/(recovery) rate (a)(e)	0.27%	0.07%	0.53%		0.17%	0.14%			0.27%	0.15%
Allowance for loan losses to period-end loans retained (a)	1.77	2.26	2.16	(g)	0.86	0.99			1.77	0.99
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	2.54	3.15	2.87	(g)	1.11	1.31			2.54	1.31
Allowance for loan losses to nonaccrual loans retained (a)(c)	235	243	254	(g)	206	390			235	390
Nonaccrual loans to total period-end loans (b)	1.54	2.06	1.55		0.73	0.61			1.54	0.61

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(c)Allowance for loan losses of $278 million, $320 million, $340 million, $317 million and $110 million were held against nonaccrual loans at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively.
(d)At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $316 million, $297 million, $135 million, $124 million and $127 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
BUSINESS METRICS
Advisory	$835	$428	$602	$503	$702	95%	19%	$2,368	$2,377	—%
Equity underwriting	718	732	977	331	382	(2)	88	2,758	1,666	66
Debt underwriting	1,005	1,005	1,268	1,073	820	—	23	4,351	3,532	23
Total investment banking fees	$2,558	$2,165	$2,847	$1,907	$1,904	18	34	$9,477	$7,575	25

Client deposits and other third-party liabilities (average) (a)	683,818	634,961	607,902	514,464	485,037	8	41	610,555	464,795	31

Merchant processing volume (in billions) (b)	444.5	406.1	371.9	374.8	402.9	9	10	$1,597.3	$1,511.5	6

Assets under custody (“AUC”) (period-end) (in billions)	$30,980	$28,628	$27,447	$24,409	$26,831	8	15	$30,980	$26,831	15

95% Confidence Level - Total CIB VaR (average) (c)
CIB trading VaR by risk type: (d)
Fixed income	$106	$93	$129	$60	$39	14	172
Foreign exchange	12	13	9	7	5	(8)	140
Equities	23	26	27	20	18	(12)	28
Commodities and other	36	33	32	10	7	9	414
Diversification benefit to CIB trading VaR (e)	(85)	(76)	(69)	(40)	(32)	(12)	(166)
CIB trading VaR (d)	92	89	128	57	37	3	149
Credit portfolio VaR (f)	12	15	22	9	5	(20)	140
Diversification benefit to CIB VaR (e)	(13)	(14)	(23)	(8)	(5)	7	(160)
CIB VaR	$91	$90	$127	$58	$37	1	146

(a)Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $33 million, $15 million, $(11) million and $4 million, CIB Trading VaR of $30 million, $11 million, $(11) million and $5 million and CIB VaR of $29 million, $11 million, $(8) million and $6 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(d)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 121–123 of the Firm’s 2019 Form 10-K, and pages 80–82 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information.
(e)Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.
(f)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$325	$304	$297	$261	$256	7%	27%	$1,187	$941	26%
All other income (a)	550	457	526	347	436	20	26	1,880	1,769	6
Noninterest revenue	875	761	823	608	692	15	26	3,067	2,710	13
Net interest income	1,588	1,524	1,577	1,557	1,604	4	(1)	6,246	6,554	(5)
TOTAL NET REVENUE (b)	2,463	2,285	2,400	2,165	2,296	8	7	9,313	9,264	1

Provision for credit losses	(1,181)	(147)	2,431	1,010	110	NM	NM	2,113	296	NM

NONINTEREST EXPENSE
Compensation expense	460	492	430	472	444	(7)	4	1,854	1,785	4
Noncompensation expense	490	477	463	514	497	3	(1)	1,944	1,950	—
TOTAL NONINTEREST EXPENSE	950	969	893	986	941	(2)	1	3,798	3,735	2

Income/(loss) before income tax expense/(benefit)	2,694	1,463	(924)	169	1,245	84	116	3,402	5,233	(35)
Income tax expense/(benefit)	660	377	(243)	30	300	75	120	824	1,275	(35)
NET INCOME/(LOSS)	$2,034	$1,086	$(681)	$139	$945	87	115	$2,578	$3,958	(35)

Revenue by product
Lending	$1,177	$1,138	$1,127	$954	$1,027	3	15	$4,396	$4,057	8
Wholesale payments	945	867	925	978	1,020	9	(7)	3,715	4,200	(12)
Investment banking (c)	318	260	256	235	211	22	51	1,069	919	16
Other	23	20	92	(2)	38	15	(39)	133	88	51
Total Commercial Banking net revenue (b)	$2,463	$2,285	$2,400	$2,165	$2,296	8	7	$9,313	$9,264	1

Investment banking revenue, gross (d)	$971	$840	$851	$686	$634	16	53	$3,348	$2,744	22

Revenue by client segment
Middle Market Banking	$947	$880	$870	$943	$937	8	1	$3,640	$3,805	(4)
Corporate Client Banking	856	808	866	673	758	6	13	3,203	3,119	3
Commercial Real Estate Banking	630	576	566	541	537	9	17	2,313	2,169	7
Other	30	21	98	8	64	43	(53)	157	171	(8)
Total Commercial Banking net revenue (b)	$2,463	$2,285	$2,400	$2,165	$2,296	8	7	$9,313	$9,264	1

FINANCIAL RATIOS
ROE	36%	19%	(13)%	2%	16%			11%	17%
Overhead ratio	39	42	37	46	41			41	40

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions (which are included in all other income) to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $108 million, $82 million, $80 million, $81 million and $152 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively, and $351 million and $460 million for the full year 2020 and 2019, respectively.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Refer to page 60 of the Firm’s 2019 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS										FULL YEAR
									4Q20 Change					2020 Change
	4Q20		3Q20		2Q20		1Q20	4Q19	3Q20	4Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$228,932		$228,587		$235,034	(d)	$247,786	$220,514	—%	4%	$228,932		$220,514	4%
Loans:
Loans retained	207,880		214,352		223,192		232,254	207,287	(3)	—	207,880		207,287	—
Loans held-for-sale and loans at fair value	2,245		349		917		1,112	1,009	NM	122	2,245		1,009	122
Total loans	$210,125		$214,701		$224,109		$233,366	$208,296	(2)	1	$210,125		$208,296	1
Equity	22,000		22,000		22,000		22,000	22,000	—	—	22,000		22,000	—

Period-end loans by client segment
Middle Market Banking	$61,115	(c)	$61,812	(c)	$64,211	(c)	$60,317	$54,188	(1)	13	$61,115	(c)	$54,188	13
Corporate Client Banking	47,420		49,857		56,182		69,540	51,165	(5)	(7)	47,420		51,165	(7)
Commercial Real Estate Banking	101,146		102,484		103,117		102,799	101,951	(1)	(1)	101,146		101,951	(1)
Other	444		548		599		710	992	(19)	(55)	444		992	(55)
Total Commercial Banking loans	$210,125	(c)	$214,701	(c)	$224,109	(c)	$233,366	$208,296	(2)	1	$210,125	(c)	$208,296	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$227,435		$231,691		$247,512		$226,071	$219,891	(2)	3	$233,158		$218,896	7
Loans:
Loans retained	210,621		217,498		233,044		209,988	208,776	(3)	1	217,767		206,837	5
Loans held-for-sale and loans at fair value	1,554		629		502		1,831	1,036	147	50	1,129		1,082	4
Total loans	$212,175		$218,127		$233,546		$211,819	$209,812	(3)	1	$218,896		$207,919	5
Client deposits and other third-party liabilities	276,694		248,289		236,968		188,808	182,546	11	52	237,825		172,734	38
Equity	22,000		22,000		22,000		22,000	22,000	—	—	22,000		22,000	—

Average loans by client segment
Middle Market Banking	$60,869		$63,029		$66,279		$56,045	$54,114	(3)	12	$61,558		$55,690	11
Corporate Client Banking	48,825		51,608		63,308		53,032	53,187	(5)	(8)	54,172		50,360	8
Commercial Real Estate Banking	101,969		102,905		103,516		101,526	101,542	(1)	—	102,479		100,884	2
Other	512		585		443		1,216	969	(12)	(47)	687		985	(30)
Total Commercial Banking loans	$212,175		$218,127		$233,546		$211,819	$209,812	(3)	1	$218,896		$207,919	5

Headcount	11,675		11,704		11,802		11,779	11,629	—	—	11,675		11,629	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$162		$60		$79		$100	$89	170	82	$401		$160	151
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	1,286		1,468		1,252	(d)	793	498	(12)	158	1,286		498	158
Nonaccrual loans held-for-sale and loans
at fair value	120		85		125	(d)	—	—	41	NM	120		—	NM
Total nonaccrual loans	1,406		1,553		1,377		793	498	(9)	182	1,406		498	182

Assets acquired in loan satisfactions	24		24		24		24	25	—	(4)	24		25	(4)
Total nonperforming assets	1,430		1,577		1,401		817	523	(9)	173	1,430		523	173
Allowance for credit losses:
Allowance for loan losses	3,335		4,466		4,730	(d)	2,680	2,780	(25)	20	3,335		2,780	20
Allowance for lending-related commitments	651		864		807	(d)	505	293	(25)	122	651		293	122
Total allowance for credit losses	3,986		5,330		5,537		3,185	3,073	(25)	30	3,986		3,073	30

Net charge-off/(recovery) rate (b)	0.31%		0.11%		0.14%		0.19%	0.17%			0.18%		0.08%
Allowance for loan losses to period-end loans retained	1.60		2.08		2.12	(d)	1.15	1.34			1.60		1.34
Allowance for loan losses to nonaccrual loans retained (a)	259		304		378	(d)	338	558			259		558
Nonaccrual loans to period-end total loans	0.67		0.72		0.61		0.34	0.24			0.67		0.24

(a)Allowance for loan losses of $273 million, $367 million, $287 million, $175 million and $114 million was held against nonaccrual loans retained at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively.
(b)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(c)At December 31, 2020, September 30, 2020 and June 30, 2020, total loans included $6.6 billion, $6.6 billion and $6.5 billion of loans, respectively, under the PPP, of which $6.4 billion, $6.4 billion and $6.3 billion was in Middle Market Banking. Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information on the PPP.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,892	$2,646	$2,489	$2,583	$2,552	9%	13%	$10,610	$9,818	8%
All other income	87	93	86	(54)	123	(6)	(29)	212	418	(49)
Noninterest revenue	2,979	2,739	2,575	2,529	2,675	9	11	10,822	10,236	6
Net interest income	888	815	855	860	839	9	6	3,418	3,355	2
TOTAL NET REVENUE	3,867	3,554	3,430	3,389	3,514	9	10	14,240	13,591	5

Provision for credit losses	(2)	(52)	223	94	13	96	NM	263	59	346

NONINTEREST EXPENSE
Compensation expense	1,323	1,232	1,178	1,226	1,275	7	4	4,959	5,028	(1)
Noncompensation expense	1,433	1,211	1,145	1,209	1,167	18	23	4,998	4,719	6
TOTAL NONINTEREST EXPENSE	2,756	2,443	2,323	2,435	2,442	13	13	9,957	9,747	2

Income before income tax expense	1,113	1,163	884	860	1,059	(4)	5	4,020	3,785	6
Income tax expense	327	287	223	191	258	14	27	1,028	918	12
NET INCOME	$786	$876	$661	$669	$801	(10)	(2)	$2,992	$2,867	4

REVENUE BY LINE OF BUSINESS
Asset Management	$2,210	$1,924	$1,780	$1,740	$1,892	15	17	$7,654	$7,254	6
Wealth Management	1,657	1,630	1,650	1,649	1,622	2	2	6,586	6,337	4
TOTAL NET REVENUE	$3,867	$3,554	$3,430	$3,389	$3,514	9	10	$14,240	$13,591	5

FINANCIAL RATIOS
ROE	29%	32%	24%	25%	29%			28%	26%
Overhead ratio	71	69	68	72	69			70	72
Pretax margin ratio:
Asset Management	31	30	30	24	30			29	26
Wealth Management	26	35	21	27	30			27	30
Asset & Wealth Management	29	33	26	25	30			28	28

Headcount	20,683	21,058	21,273	21,302	21,550	(2)	(4)	20,683	21,550	(4)

Number of Wealth Management client advisors	2,462	2,520	2,409	2,418	2,419	(2)	2	2,462	2,419	2

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$203,435	$187,909	$176,833	$178,948	$173,226	8%	17%	$203,435	$173,226	17%
Loans	186,608	172,695	162,904	163,763	158,149	8	18	186,608	158,149	18
Deposits	198,755	166,049	160,993	160,231	142,740	20	39	198,755	142,740	39
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$193,077	$181,901	$175,938	$174,885	$168,192	6	15	$181,483	$161,914	12
Loans	176,758	167,645	161,196	159,513	153,734	5	15	166,311	147,404	13
Deposits	180,348	162,589	160,102	144,570	138,182	11	31	161,955	135,265	20
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$(16)	$2	$(2)	$2	$3	NM	NM	$(14)	$29	NM
Nonaccrual loans	785	956	768	303	115	(18)	NM	785	115	NM
Allowance for credit losses:
Allowance for loan losses	598	580	646	436	350	3	71	598	350	71
Allowance for lending-related commitments	38	41	28	14	19	(7)	100	38	19	100
Total allowance for credit losses	636	621	674	450	369	2	72	636	369	72
Net charge-off/(recovery) rate	(0.04)%	—%	—%	0.01%	0.01%			(0.01)%	0.02%
Allowance for loan losses to period-end loans	0.32	0.34	0.40	0.27	0.22			0.32	0.22
Allowance for loan losses to nonaccrual loans	76	61	84	144	304			76	304
Nonaccrual loans to period-end loans	0.42	0.55	0.47	0.19	0.07			0.42	0.07

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2020
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2020 Change
CLIENT ASSETS	2020	2020	2020	2020	2019	2020	2019	2020	2019	2019
Assets by asset class
Liquidity	$641	$674	$704	$619	$539	(5)%	19%	$641	$539	19%
Fixed income	671	650	618	574	591	3	14	671	591	14
Equity	595	499	448	361	463	19	29	595	463	29
Multi-asset	656	593	566	517	596	11	10	656	596	10
Alternatives	153	144	140	139	139	6	10	153	139	10
TOTAL ASSETS UNDER MANAGEMENT	2,716	2,560	2,476	2,210	2,328	6	17	2,716	2,328	17
Custody/brokerage/administration/deposits	936	810	765	681	761	16	23	936	761	23
TOTAL CLIENT ASSETS	$3,652	$3,370	$3,241	$2,891	$3,089	8	18	$3,652	$3,089	18

Assets by client segment
Private Banking	$689	$650	$631	$577	$628	6	10	$689	$628	10
Institutional	1,273	1,245	1,228	1,107	1,081	2	18	1,273	1,081	18
Retail	754	665	617	526	619	13	22	754	619	22
TOTAL ASSETS UNDER MANAGEMENT	$2,716	$2,560	$2,476	$2,210	$2,328	6	17	$2,716	$2,328	17

Private Banking	$1,581	$1,422	$1,360	$1,233	$1,359	11	16	$1,581	$1,359	16
Institutional	1,311	1,278	1,259	1,128	1,106	3	19	1,311	1,106	19
Retail	760	670	622	530	624	13	22	760	624	22
TOTAL CLIENT ASSETS	$3,652	$3,370	$3,241	$2,891	$3,089	8	18	$3,652	$3,089	18

Assets under management rollforward
Beginning balance	$2,560	$2,476	$2,210	$2,328	$2,210			$2,328	$1,958
Net asset flows:
Liquidity	(36)	(30)	93	77	38			104	61
Fixed income	8	22	18	—	9			48	104
Equity	14	9	11	(1)	(1)			33	(11)
Multi-asset	10	(1)	(2)	(2)	5			5	2
Alternatives	1	2	3	—	1			6	2
Market/performance/other impacts	159	82	143	(192)	66			192	212
Ending balance	$2,716	$2,560	$2,476	$2,210	$2,328			$2,716	$2,328

Client assets rollforward
Beginning balance	$3,370	$3,241	$2,891	$3,089	$2,930			$3,089	$2,619
Net asset flows	39	11	135	91	59			276	176
Market/performance/other impacts	243	118	215	(289)	100			287	294
Ending balance	$3,652	$3,370	$3,241	$2,891	$3,089			$3,652	$3,089

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 for further information.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change					2020 Change
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019		2019
INCOME STATEMENT
REVENUE
Principal transactions	$273	$87	$(2)	$(113)	$(234)	214%	NM	$245	$(461)		NM
Investment securities gains	70	466	26	233	123	(85)	(43)%	795	258		208%
All other income	249	(210)	(91)	211	(6)	NM	NM	159	89		79
Noninterest revenue	592	343	(67)	331	(117)	73	NM	1,199	(114)		NM
Net interest income	(841)	(682)	(687)	(165)	(111)	(23)	NM	(2,375)	1,325		NM
TOTAL NET REVENUE (a)	(249)	(339)	(754)	166	(228)	27	(9)	(1,176)	1,211		NM

Provision for credit losses	(42)	96	4	8	(1)	NM	NM	66	(1)		NM

NONINTEREST EXPENSE	361	719	147	146	343	(50)	5	1,373	1,067		29
Income/(loss) before income tax expense/(benefit)	(568)	(1,154)	(905)	12	(570)	51	—	(2,615)	145		NM
Income tax expense/(benefit)	(210)	(455)	(337)	137	(209)	54	—	(865)	(966)	(d)	10
NET INCOME/(LOSS)	$(358)	$(699)	$(568)	$(125)	$(361)	49	1	$(1,750)	$1,111		NM

MEMO:
TOTAL NET REVENUE
Treasury and CIO	(623)	(243)	(671)	169	102	(156)	NM	(1,368)	2,032		NM
Other Corporate	374	(96)	(83)	(3)	(330)	NM	NM	192	(821)		NM
TOTAL NET REVENUE	$(249)	$(339)	$(754)	$166	$(228)	27	(9)	$(1,176)	$1,211		NM

NET INCOME/(LOSS)
Treasury and CIO	(587)	(349)	(550)	83	22	(68)	NM	(1,403)	1,394		NM
Other Corporate	229	(350)	(18)	(208)	(383)	NM	NM	(347)	(283)		(23)
TOTAL NET INCOME/(LOSS)	$(358)	$(699)	$(568)	$(125)	$(361)	49	1	$(1,750)	$1,111		NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,359,831	$1,253,275	$1,221,980	$981,937	$837,618	9	62	$1,359,831	$837,618		62
Loans	1,657	1,569	1,670	1,650	1,649	6	—	1,657	1,649		—

Headcount	38,366	38,861	38,920	38,785	38,033	(1)	1	38,366	38,033		1

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains	$70	$466	$26	$233	$123	(85)	(43)	$795	$258		208
Available-for-sale securities (average)	410,803	442,943	426,470	372,954	350,100	(7)	17	413,367	283,205		46
Held-to-maturity securities (average)	155,525	103,596	71,713	46,673	42,125	50	269	94,569	34,939		171
Investment securities portfolio (average)	$566,328	$546,539	$498,183	$419,627	$392,225	4	44	$507,936	$318,144		60
Available-for-sale securities (period-end)	386,065	387,663	483,752	397,891	348,876	—	11	386,065	348,876		11
Held-to-maturity securities, net of allowance for credit losses (period-end) (b)(c)	201,821	141,553	72,908	71,200	47,540	43	325	201,821	47,540		325
Investment securities portfolio, net of allowance for credit losses (period-end) (b)	$587,886	$529,216	$556,660	$469,091	$396,416	11	48	$587,886	$396,416		48

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $55 million, $62 million, $63 million, $61 million and $73 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively, and $241 million and $314 million for the full year 2020 and 2019, respectively.
(b)Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, the allowance for credit losses on HTM securities was $78 million, $120 million, $23 million and $19 million, respectively.
(c)During 2020, the Firm transferred $164.2 billion of investment securities from AFS to HTM for capital management purposes, comprised of $63.7 billion, $74.4 billion and $26.1 billion in the fourth, third and first quarters of 2020, respectively.
(d)The full year 2019 included income tax benefits of $1.1 billion due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2020
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2020	2020	2020	2020	2019	2020	2019
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$302,127	$305,106	$307,005	$293,779	$294,999	(1)%	2%
Loans held-for-sale and loans at fair value (b)	16,452	16,992	16,193	17,729	22,818	(3)	(28)
Total consumer, excluding credit card loans	318,579	322,098	323,198	311,508	317,817	(1)	—

Credit card loans
Loans retained	143,432	139,590	141,656	154,021	168,924	3	(15)
Loans held-for-sale	784	787	—	—	—	—	NM
Total credit card loans	144,216	140,377	141,656	154,021	168,924	3	(15)
Total consumer loans	462,795	462,475	464,854	465,529	486,741	—	(5)

Wholesale loans (c)
Loans retained	514,947	500,841	516,787	555,289	481,678	3	7
Loans held-for-sale and loans at fair value (b)	35,111	26,424	27,741	28,792	29,201	33	20
Total wholesale loans	550,058	527,265	544,528	584,081	510,879	4	8

Total loans	1,012,853	989,740	1,009,382	1,049,610	997,620	2	2
Derivative receivables	79,630	76,626	74,846	81,648	49,766	4	60
Receivables from customers (d)	47,710	30,847	22,403	33,376	33,706	55	42
Total credit-related assets	1,140,193	1,097,213	1,106,631	1,164,634	1,081,092	4	5

Lending-related commitments
Consumer, excluding credit card	47,910	46,425	45,348	41,535	40,169	3	19
Credit card (e)	658,506	662,860	673,836	681,442	650,720	(1)	1
Wholesale (b)	449,863	441,235	413,357	363,245	417,510	2	8
Total lending-related commitments	1,156,279	1,150,520	1,132,541	1,086,222	1,108,399	1	4

Total credit exposure	$2,296,472	$2,247,733	$2,239,172	$2,250,856	$2,189,491	2	5

Memo: Total by category
Consumer exposure (b)(f)	$1,169,211	$1,171,760	$1,184,038	$1,188,506	$1,177,630	—	(1)
Wholesale exposures (b)(g)	1,127,261	1,075,973	1,055,134	1,062,350	1,011,861	5	11
Total credit exposure	$2,296,472	$2,247,733	$2,239,172	$2,250,856	$2,189,491	2	5

Effective January 1, 2020, the Firm adopted the CECL accounting guidance. In conjunction with the adoption of CECL, the Firm reclassified risk-rated business banking and auto dealer loans and commitments held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior-period amounts have been revised to conform with the current presentation.
(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated business banking and auto dealer loans held in CCB for which the wholesale methodology is applied when determining the allowance for loan losses.
(d)Receivables from customers reflect brokerage-related held-for-investment customer receivables; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.
(e)Also includes commercial card lending-related commitments primarily in CB and CIB.
(f)Represents total consumer loans and lending-related commitments.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

										Dec 31, 2020
										Change
	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Dec 31,
	2020		2020		2020		2020	2019		2020	2019
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained (b)	$5,464		$5,047	(f)	$4,246		$3,877	$2,926		8%	87%
Loans held-for-sale and loans at fair value (c)	1,003		1,358		1,001		522	440		(26)	128
Total consumer nonaccrual loans	6,467		6,405		5,247		4,399	3,366		1	92

Wholesale nonaccrual loans
Loans retained	3,318		3,745		3,423		1,957	1,057		(11)	214
Loans held-for-sale and loans at fair value (c)	788		852		649		257	214		(8)	268
Total wholesale nonaccrual loans	4,106		4,597		4,072		2,214	1,271		(11)	223

Total nonaccrual loans	10,573	(e)	11,002	(e)	9,319	(e)	6,613	4,637		(4)	128

Derivative receivables	56		140		108		85	30		(60)	87
Assets acquired in loan satisfactions	277		320		288		364	387		(13)	(28)
Total nonperforming assets	10,906		11,462		9,715		7,062	5,054		(5)	116
Wholesale lending-related commitments (c)(d)	577		607		765		619	474	(f)	(5)	22
Total nonperforming exposure	$11,483		$12,069		$10,480		$7,681	$5,528		(5)	108

NONACCRUAL LOAN-RELATED RATIOS (e)
Total nonaccrual loans to total loans (b)(c)	1.04%		1.11%		0.92%		0.63%	0.46%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans (b)(c)	2.03		1.99	(f)	1.62		1.41	1.06
Total wholesale nonaccrual loans to total
wholesale loans (c)	0.75		0.87		0.75		0.38	0.25

(a)At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $874 million, $1.1 billion, $696 million, $740 million and $1.1 billion, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $9 million, $10 million, $13 million, $29 million and $41 million, respectively. Prior-period amounts of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded from nonperforming assets have been revised to conform with the current presentation, refer to footnote (c) below for additional information. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2019 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 nonaccrual loans included $1.6 billion, $1.5 billion, $1.3 billion and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(d)Represents commitments that are risk rated as nonaccrual.
(e)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(f)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS										FULL YEAR
									4Q20 Change					2020 Change
	4Q20	3Q20	2Q20		1Q20		4Q19		3Q20	4Q19	2020	2019		2019
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$30,814	$31,591	$23,244		$17,295	(c)	$13,235		(2)%	133%	$17,295	$13,445		29%
Net charge-offs:
Gross charge-offs	1,471	1,586	1,877		1,902		1,788		(7)	(18)	6,836	6,810		—
Gross recoveries collected	(421)	(406)	(317)		(433)		(294)		(4)	(43)	(1,577)	(1,181)		(34)
Net charge-offs	1,050	1,180	1,560		1,469		1,494		(11)	(30)	5,259	5,629		(7)
Write-offs of PCI loans	NA	NA	NA		NA		19	(d)	NM	NM	NA	151	(d)	NM
Provision for loan losses	(1,433)	400	9,906	(b)	7,418		1,401		NM	NM	16,291	5,449		199
Other	(3)	3	1		—		—		NM	NM	1	9		(89)
Ending balance	$28,328	$30,814	$31,591		$23,244		$13,123		(8)	116	$28,328	$13,123		116

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,823	$2,710	$2,147		$1,289	(c)	$1,165		4	142	$1,289	$1,055		22
Provision for lending-related commitments	(414)	114	563	(b)	858		26		NM	NM	1,121	136		NM
Other	—	(1)	—		—		—		NM	—	(1)	—		NM
Ending balance	$2,409	$2,823	$2,710		$2,147		$1,191		(15)	102	$2,409	$1,191		102

Total allowance for credit losses (a)	$30,737	$33,637	$34,301		$25,391		$14,314		(9)	115	$30,737	$14,314		115

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.05%	0.08%	0.11%		(0.01)%		0.15%				0.06%	0.12%
Credit card retained loans	2.17	2.92	3.33		3.25		3.01				2.93	3.10
Total consumer retained loans	0.72	0.97	1.14		1.15		1.16				0.99	1.11
Wholesale retained loans	0.19	0.07	0.22		0.13		0.13				0.16	0.09
Total retained loans	0.44	0.49	0.64		0.62		0.63				0.55	0.60

Memo: Average retained loans
Consumer retained, excluding credit card loans	$303,421	$306,201	$304,179		$294,156		$295,258		(1)	3	$302,005	$312,972		(4)
Credit card retained loans	140,459	140,200	142,377		162,660		162,112		—	(13)	146,391	156,319		(6)
Total average retained consumer loans	443,880	446,401	446,556		456,816		457,370		(1)	(3)	448,396	469,291		(4)
Wholesale retained loans	503,249	504,449	540,248		491,819		476,402		—	6	509,907	472,628		8
Total average retained loans	$947,129	$950,850	$986,804		$948,635		$933,772		—	1	$958,303	$941,919		2

(a)At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 excludes allowance for credit losses on HTM securities of $78 million, $120 million, $23 million and $19 million , respectively; and provision for credit losses on HTM securities of $(42) million, $97 million, $4 million and $9 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively, and $68 million for the full year 2020.
(b)Prior-period amounts have been revised to conform with the current presentation.
(c)Upon the adoption of the CECL accounting guidance on January 1, 2020, the Firm recognized a net increase of $4.3 billion (“day 1 impact”) to the allowance for credit losses, of which $4.2 billion related to the allowance for loan losses and $98 million related to the allowance for lending-related commitments.
(d)Prior to the adoption of CECL, write-offs of PCI loans were recorded against the allowance for loan losses when actual losses for a pool exceeded estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan was recognized when the underlying loan was removed from a pool.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Dec 31, 2020
								Change
	Dec 31,	Sep 30,		Jun 30,		Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2020	2020		2020		2020	2019	2020	2019
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(7)	$228		$263		$223	$75	NM	NM
Portfolio-based	3,643	4,274		4,609		3,231	1,476	(15)%	147%
PCI	NA	NA		NA		NA	987	NM	NM
Total consumer, excluding credit card	3,636	4,502		4,872		3,454	2,538	(19)	43
Credit card
Asset-specific (b)	633	652		642		530	477	(3)	33
Portfolio-based	17,167	17,148		17,158		14,420	5,206	—	230
Total credit card	17,800	17,800		17,800		14,950	5,683	—	213
Total consumer	21,436	22,302		22,672		18,404	8,221	(4)	161
Wholesale
Asset-specific (c)	682	792		757		556	295	(14)	131
Portfolio-based	6,210	7,720		8,162	(g)	4,284	4,607	(20)	35
Total wholesale	6,892	8,512		8,919		4,840	4,902	(19)	41
Total allowance for loan losses	28,328	30,814		31,591		23,244	13,123	(8)	116
Allowance for lending-related commitments	2,409	2,823		2,710	(g)	2,147	1,191	(15)	102
Total allowance for credit losses (d)	$30,737	$33,637		$34,301		$25,391	$14,314	(9)	115

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.20%	1.48%		1.59%		1.18%	0.86%
Credit card allowance to total credit card retained loans	12.41	12.75		12.57		9.71	3.36
Wholesale allowance to total wholesale retained loans	1.34	1.70		1.73	(g)	0.87	1.02
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (e)	1.45	1.83		1.84	(g)	0.93	1.08
Total allowance to total retained loans	2.95	3.26		3.27		2.32	1.39
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (f)	67	89	(g)	115		89	87
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (f)	120	148		180	(g)	142	187
Wholesale allowance to wholesale retained nonaccrual loans	208	227		261	(g)	247	464
Total allowance to total retained nonaccrual loans	323	350	(g)	412		398	329

(a)Includes modified PCD loans and loans that have been modified or are reasonably expected to be modified in a troubled debt restructuring (“TDR”).
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)At December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, excludes allowance for credit losses on HTM securities of $78 million, $120 million, $23 million and $19 million, respectively.
(e)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(f)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB Markets to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB Markets are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							FULL YEAR
						4Q20 Change				2020 Change
(in millions, except rates)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	2020	2019	2019

Net interest income - reported	$13,258	$13,013	$13,853	$14,439	$14,166	2%	(6)%	$54,563	$57,245	(5)%
Fully taxable-equivalent adjustments	97	104	107	110	123	(7)	(21)	418	531	(21)
Net interest income - managed basis (a)	$13,355	$13,117	$13,960	$14,549	$14,289	2	(7)	$54,981	$57,776	(5)
Less: CIB Markets net interest income	2,166	2,076	2,536	1,596	1,149	4	89	8,374	3,120	168
Net interest income excluding CIB Markets (a)	$11,189	$11,041	$11,424	$12,953	$13,140	1	(15)	$46,607	$54,656	(15)

Average interest-earning assets (b)	$2,955,646	$2,874,974	$2,819,689	$2,465,549	$2,377,544	3	24	$2,779,710	$2,345,279	19
Less: Average CIB Markets interest-earning assets (b)	743,337	730,141	795,511	735,852	676,566	2	10	751,131	672,417	12
Average interest-earning assets excluding CIB Markets	$2,212,309	$2,144,833	$2,024,178	$1,729,697	$1,700,978	3	30	$2,028,579	$1,672,862	21

Net yield on average interest-earning assets - managed basis	1.80%	1.82%	1.99%	2.37%	2.38%			1.98%	2.46%
Net yield on average CIB Markets interest-earning assets	1.16	1.13	1.28	0.87	0.67			1.11	0.46
Net yield on average interest-earning assets excluding CIB Markets	2.01	2.05	2.27	3.01	3.06			2.30	3.27
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
J.P. MORGAN WEALTH MANAGEMENT REORGANIZATION

In the fourth quarter of 2020, the Firm transferred certain assets, liabilities, revenue, expense and headcount associated with certain wealth management clients from AWM to the J.P. Morgan Wealth Management business unit within CCB. Prior-period amounts have been revised to conform with current presentation, including technology and support staff of approximately 850 and 800 that were transferred during the second and third quarter of 2020, respectively.
The table below represents select data realigned to CCB from AWM.

(in millions, except headcount data)	3Q20	2Q20	1Q20	4Q19
SELECTED DATA
Net revenue	$183	$180	$217	$186

Client investment assets (period-end)	153,128	138,247	119,635	143,324

Headcount	946	1,676	2,528	2,641
The chart below provides a mapping of the Firm’s prior reporting to the current presentation for the impacted business segments.
(a)Effective in the first quarter of 2021, Asset & Wealth Management’s Wealth Management business was renamed Global Private Bank.